SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 1, 2006

City National Corporation

(Exact Name of Registrant as Specified in Charter)

001-10521	Delaware	95-2568550
(Commission File Number)	(State or Other Jurisdiction	(IRS Employer
	of Incorporation)	Identification Number)

City National Center
400 North Roxbury Drive
Beverly Hills, California		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 888-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address,

If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 1, 2006, City National Corporation (“City National”) and Business Bank Corporation (“Business Bank”) issued a joint press release announcing that they had entered into an Agreement and Plan of Merger dated as of October 31, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

* * *

Safe Harbor Statement

Discussions contained or incorporated by reference in this filing or the exhibits that are not statements of historical fact are forward-looking statements that involve risks and uncertainties. including, without limitation, (i) statements relating to the benefits of the proposed merger of Business Bank Corporation with City National (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements regarding certain of City National’s or Business Bank Corporation’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan” or similar expressions.    These statements are based upon the current beliefs and expectations of managements of City National and/or Business Bank Corporation and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Business Bank Corporation stockholders to approve the transaction; the risk that the businesses of Business Bank Corporation will not be integrated successfully or will be more difficult, time-consuming or costly than expected; deposit attrition and other disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; the strength of the United States economy in general and the strength of the local economies in which City National and/or Business Bank Corporation conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on such companies’ loan portfolio and allowance for loan losses; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; potential or actual litigation; inflation, interest rate, market and monetary fluctuations; adverse changes in the regulatory environment; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on such companies capital markets and capital management activities. Additional factors that may affect future results are contained in City National’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov, including in City National’s Annual Report of Form 10-K for the year ended December 31, 2005, under the heading “Risk Factors.”  All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters and attributable to City National or Business Bank Corporation or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  City National disclaims any obligation to update or revise statements contained in these materials based on new information or otherwise.

Additional Information About This Transaction

City National Corporation and Business Bank Corporation will file a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (SEC).  WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain City National Corporation documents free of charge at the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by City National Corporation will be available free of charge from the company’s Investor Relations Department at (213) 673-7615.  Business Bank Corporation stockholder documents will be available free of charge from Business Bank Corporation’s Investor Relations Department at (702) 952-4415.

The directors, executive officers, and certain other members of management and employees of Business Bank Corporation are participants in the solicitation of proxies in favor of the merger from the stockholders of Business Bank Corporation.  Information about the directors and executive officers of Business Bank Corporation is set forth in the proxy statement for its 2006 annual meeting of stockholders, which is available on Business Bank Corporation’s website at www.bbnv.com, under the heading “Investor Relations.”  Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Number Description
Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITY NATIONAL CORPORATION

By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President and General Counsel

Date:  November 1, 2006

EXHIBIT INDEX

Exhibit No.	Number Description
Exhibit 99.1	Press Release